Acquisitions and Divestitures	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions and Divestitures

4. ACQUISITIONS

2017 Acquisitions

In July 2017, we closed on our acquisition to acquire certain oil and natural gas properties in Oklahoma with an unaffiliated third party for a purchase price of approximately $45.4 million, net of customary post-closing adjustments. The acquired oil and natural gas properties were primarily unproved leasehold. We accounted for this transaction as an asset acquisition with substantially all of the purchase price allocated to unproved property within oil and natural gas properties, successful efforts method, net. We funded the acquisition with borrowings under our senior secured revolving credit facility.

In September 2017, we acquired approximately $4.6 million of unproved leasehold in Oklahoma. We funded the transaction with cash on hand and accounted for this transaction as an asset acquisition.

In September 2017, we completed a transaction to acquire certain proved oil and natural gas properties from Brown & Borelli, et al (the “B&B Acquisition”) for a purchase price of approximately $3.5 million, net of customary post-closing purchase price adjustments. We funded the acquisition with cash on hand. The acquisition was accounted for using the acquisition method under ASC 805, “Business Combinations,” which requires acquired assets and liabilities to be recorded at fair value as of the acquisition date. The difference between the historical results of operations and the unaudited pro forma results of operations for the three and nine months ended September 30, 2017 and 2016 was determined to be de minimus and therefore pro forma information has not been provided.

A summary of the consideration paid and the allocation of the total purchase price to the assets acquired and the liabilities assumed in the B&B Acquisition based on the preliminary fair value at the acquisition date is as follows:

(in thousands)
Summary of Consideration
Cash	$3,469

Total consideration paid	3,469

Summary of Purchase Price Allocation
Plus: fair value of liabilities assumed
Asset retirement obligations assumed	370

Total fair value liabilities assumed	370

Less: fair value of assets acquired
Proved oil and natural gas properties	9,106

Total fair value assets acquired	9,106

Bargain purchase gain	$(5,267)

The fair value of the net assets acquired was approximately $9.1 million. As the fair value of the net assets acquired exceeded the total consideration paid, we recorded a bargain purchase gain of approximately $5.3 million. The acquisition resulted in a bargain purchase gain primarily as a result of timing from the execution of the purchase and sale agreement to the closing date of the acquisition at which time the value of the underlying properties increased substantially due to increased proved reserves. The bargain purchase gain is reflected in gain on acquisition of oil and natural gas properties on our condensed consolidated statements of operations.

In April 2017, we completed an acquisition of certain non-STACK proved oil and natural gas properties from Setanta Energy, LLC (the “Setanta” Acquisition) for a purchase price of approximately $0.9 million, net of customary post-closing purchase price adjustments. We funded the acquisition with borrowings under our senior secured revolving credit facility. This purchase increases our working interest in various wells in which we already hold an interest. The acquisition was accounted for using the acquisition method under ASC 805.

A summary of the consideration paid and the allocation of the total purchase price to the assets acquired and the liabilities assumed in the Setanta Acquisition based on the preliminary fair value at the acquisition date is as follows:

(in thousands)
Summary of Consideration
Cash	$890

Total consideration paid	890

Summary of Purchase Price Allocation
Plus: fair value of liabilities assumed
Asset retirement obligations assumed	89

Total fair value liabilities assumed	89

Less: fair value of assets acquired
Proved oil and natural gas properties	2,605
Unproved oil and natural gas properties	—

Total fair value assets acquired	2,605

Bargain Purchase Gain	$(1,626)

The fair value of the net assets acquired was approximately $2.6 million. As the fair value of the net assets acquired exceeded the total consideration paid, we recorded a bargain purchase gain of approximately $1.6 million. The bargain purchase gain is reflected in gain on acquisition of oil and natural gas properties on our condensed consolidated statement of operations.

In accordance with ASC 805, the following unaudited pro forma results of operations for the nine months ended September 30, 2017 and 2016 have been prepared to give effect to the Setanta acquisition on our condensed consolidated results of operations as if it had occurred on January 1, 2016. Therefore, the bargain purchase gain on acquisition of $1.6 million has been included in pro forma income (loss) for the nine months ended September 30, 2016. The difference between the historical results of operations and the unaudited pro forma results of operations for the three months ended September 30, 2017 and 2016 was determined to be de minimus and therefore not provided.

	Total Operating Revenues	Income (Loss)
	(in thousands)
Pro forma results of operations for the nine months ended September 30, 2017	$230,819	$(16,188)
Pro forma results of operations for the nine months ended September 30, 2016	$146,664	$(119,455)

2016 Acquisition

On December 31, 2016, High Mesa, Inc. (“High Mesa”) purchased from BCE-STACK Development LLC (“BCE”) and contributed interests in 24 producing wells (the “Contributed Wells”) drilled under the joint development agreement to us. We accounted for the Contributed Wells as a business combination in the prior year and the results of operations from the acquisition is reflected in the consolidated statement of operations for the three and nine months ended September 30, 2016 as presented below as if it had occurred on January 1, 2016.

	Total Operating Revenues	Income (Loss)
	(in thousands)
Pro forma results of operations for the three months ended September 30, 2016	$64,370	$(19,143)
Pro forma results of operations for the nine months ended September 30, 2016	$157,898	$(112,822)

The unaudited pro forma information has been derived from historical information and are for illustrative purposes only. The unaudited pro forma financial information does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during this period.

The fair value of the oil and natural gas properties are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair values of oil and natural gas properties were measured using valuation techniques that convert future cash flows into a single discounted amount. Significant inputs to the valuation of oil and natural gas properties include, but are not limited to recoverable reserves, production rates, future operating and development costs, future commodity price and estimates by management at the time of the valuation are the most sensitive and may be subject to change.

NOTE 4 – SIGNIFICANT ACQUISITIONS AND DIVESTITURES

2016 Activity

During 2016, we acquired approximately $10.6 million of oil and gas properties in Oklahoma which were primarily related to unevaluated leasehold.

On December 31, 2016, our Class B partner, High Mesa, Inc. (“High Mesa”) purchased from BCE and contributed interests in 24 producing wells (the “Contributed Wells”) drilled under the joint development agreement to us. The Company accounted for the Contributed Wells as a business combination and therefore, recorded the contribution at their estimated contribution date fair value. High Mesa’s equity contribution was recorded at the fair value of the wells contributed of approximately $65.7 million and included contributed cash of $11.3 million, of which $7.9 million was collected subsequent to year end.

The unaudited pro forma combined financial results, had the contribution of the Contributed Wells occurred at January 1, 2016, are provided below. The Contributed Wells came online during 2016, therefore, no unaudited pro forma combined results are shown for the beginning of the comparable prior year.

	Total operating revenues and other	Net loss
	(in thousands) (unaudited)
Pro forma results for the combined entity for the year ended December 31, 2016	$199,982	$(157,230)

This unaudited pro forma information has been derived from historical information and is for illustrative purposes only. The unaudited pro forma financial information is not necessarily indicative of what actually would have occurred if the contribution had been completed as of the beginning of the period, nor are they necessarily indicative of future results.

2015 Activity

Alta Mesa Eagle, LLC Divestiture

On September 30, 2015, we closed the sale of all of the membership interests (the “Membership Interests”) in Alta Mesa Eagle, LLC (“AME”), our wholly owned subsidiary, to EnerVest Energy Institutional Fund XIV-A, L.P. and EnerVest Energy Institutional Fund XIV-WIC, L.P. (collectively, “EnerVest”) pursuant to a purchase and sale agreement entered into by us, AME and EnerVest on September 16, 2015 (the “Eagle Ford divestiture”). AME owned our remaining non-operated oil and natural gas producing properties located in the Eagle Ford shale play in Karnes County, Texas. In connection with the Eagle Ford divestiture, we disposed of all of our remaining interests in this area. The effective date of the transaction (the “Effective Date”) is July 1, 2015.

The aggregate cash purchase price for the Membership Interests was $125.0 million subject to certain adjustments, consisting of $118.0 million (the “Base Purchase Price”), and additional contingent payments of approximately $7.0 million in the aggregate, payable to us by EnerVest by the 15th of each calendar month in which certain amounts owed to AME prior to the Effective Date have been received. The purchase and sale agreement provides for customary purchase price adjustments to the Base Purchase Price based on the Effective Date. As of December 31 2015, we received net proceeds of $122.0 million including $4.0 million of customary purchase price adjustments, and recognized a gain of approximately $67.6 million. Cash received was utilized to pay down borrowings under our senior secured revolving credit facility. As of the Effective Date, the estimated net proved reserves sold were approximately 7.8 MMBOE.

The sale of AME contributed approximately $68.9 million in pre-tax profit for the year ended December 31, 2015, which includes the $67.6 million gain on sale of asset and $118.5 million in pre-tax profit for the year ended December 31, 2014, which includes a $72.5 million gain on sale of assets for the first portion of the Eagleville divestiture, owned by AME, as described below.

Kingfisher Leasehold Acquisition

On July 6, 2015, we acquired approximately 19,000 net acres of primarily undeveloped leasehold interest in Kingfisher County, Oklahoma. The consideration for the purchase was approximately $46.2 million and was subject to customary purchase price adjustments. The effective date of the acquisition was April 1, 2015. The purchase was funded with borrowings under our senior secured revolving credit facility.

2014 Activity

Eagleville Divestiture

On March 25, 2014, we closed the sale of certain of our properties located primarily in Karnes County, Texas to Memorial Production Operating LLC, comprising a portion of our Eagleville field (“Eagleville Divestiture”). The properties sold included a working interest in all of our producing wells as of the effective date of January 1, 2014. We retained a net profits interest in these wells based on 50% of our original working interest in 2014, declining to 30% in 2015, 15% in 2016, and zero in 2017. Also included in the sale was a 30% undivided interest in all our Eagleville mineral leases and interests, and 30% of our working interest in all our wells in progress on December 31, 2013 or drilled after January 1, 2014. The initial cash purchase price was $173.0 million, subsequently adjusted to approximately $171.0 million for settlement adjustments. The purchase and sale agreement provides for customary adjustments to the purchase price for revenues and expenses incurred after the effective date. As of December 31, 2014, estimated net proved reserves associated with the sold portion of these properties were approximately 7.5 MMBOE. We recorded a gain on sale from the Eagleville Divestiture of $72.5 million during 2014, based on an allocation of basis between the properties sold and properties retained.

The sold portion of Eagleville field contributed approximately $11.1 million in pre-tax income in the first quarter of 2014, prior to its sale.

Hilltop Divestiture

On September 19, 2014, we sold our remaining interests in the Hilltop field for a cash payment of $41.6 million, which was subsequently adjusted to $38.9 million for customary settlement adjustments. We recorded a gain on the sale of $15.9 million. As of the date of sale, estimated proved reserves associated with these properties were 29.8 BCFE.

The Hilltop interests contributed approximately $7.7 million in net pre-tax income during the year ended December 31, 2014.